UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2020
PACIFIC OAK STRATEGIC OPPORTUNITY REIT II, INC.
(Pacific Oak SOR II, LLC, as successor by merger to Pacific Oak Strategic Opportunity REIT II, Inc.)
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-55424	46-2822978
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

c/o Pacific Oak Strategic Opportunity REIT, Inc.
11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)
Registrant’s telephone number, including area code: (424) 208-8100
11150 Santa Monica Blvd., Suite 400
Los Angeles, California 90025
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
The information regarding termination of the Advisory Agreement (as defined herein) in Item 2.01 below is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Completion of Merger
As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 20, 2020, Pacific Oak Strategic Opportunity REIT II, Inc. (the “Company” or “POSOR II”), Pacific Oak Strategic Opportunity REIT, Inc. (“POSOR I”), and Pacific Oak SOR II, LLC, an indirect subsidiary of POSOR I (“Merger Sub”), entered into an Agreement and Plan of Merger on February 19, 2020 (the “Merger Agreement”).
As described under Item 5.07 below, on October 1, 2020, the Company’s stockholders approved the Merger (as defined herein) contemplated by the Merger Agreement at the Special Meeting (as defined below).
On October 5, 2020, the Company merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of POSOR I (the “Merger”). At such time, in accordance with the applicable provisions of the Maryland General Corporation Law and the Maryland Limited Liability Company Act, the separate existence of the Company ceased.
At the effective time of the Merger, each issued and outstanding share of the Company’s common stock (or a fraction thereof), $0.01 par value per share (the “POSOR II Common Stock”), converted into 0.9643 shares of POSOR I’s common stock, $0.01 par value per share (the “POSOR I Common Stock”).
The combined company after the Merger retains the name “Pacific Oak Strategic Opportunity REIT, Inc.” The Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.
The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Termination of Advisory Agreement
As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2020, concurrently with the entry into the Merger Agreement, POSOR II and its external advisor, Pacific Oak Capital Advisors, LLC (the “Advisor”) entered into a termination letter agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, the advisory agreement between POSOR II and the Advisor (the “POSOR II Advisory Agreement”) was terminated at the effective time of the Merger.
The foregoing description of the Termination Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
As a result of and at the effective time of the Merger, holders of POSOR II Common Stock immediately prior to such time ceased having any rights as stockholders of the Company (other than their right to receive 0.9643 shares of POSOR I Common Stock per share under the Merger Agreement).
The information set forth in Item 2.01 is incorporated herein by reference.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT
As a result of and at the effective time of the Merger, a change in control of the Company occurred and the Company merged with and into Merger Sub and the separate corporate existence of the Company ceased.
The information set forth in Item 2.01 is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As a result of the Merger and pursuant to the Merger Agreement, as described in Item 2.01 of this Current Report on Form 8-K, the Company ceased to exist and Merger Sub continued as the surviving corporation. All members of the board of directors of the Company ceased to be directors at the effective time of the Merger by operation of the Merger. The departure of the directors was in connection with the Merger and was not due to any disagreement or dispute with the Company on any matter.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On October 1, 2020, at the Special Meeting (as defined below), the Company’s stockholders approved Articles of Amendment to the charter of the Company (the “Articles of Amendment”) to remove certain provisions related “Roll-Up Transactions” (and the associated definitions) from the Company’s charter. For a further description of the Articles of Amendment, please refer to the definitive proxy statement/prospectus filed by the Company with the SEC on July 20, 2020.
On October 2, 2020, the Company filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland, and the Articles of Amendment became effective upon filing. A copy of the Articles of Amendment is included as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On October 1, 2020, the Company held a special meeting of its stockholders (the “Special Meeting”), at which its stockholders were asked to consider and vote on (i) a proposal to approve the Merger (the “Merger Proposal”), (ii) a proposal to approve the amendment of the charter of the Company to remove the provisions related to “Roll-Up Transactions” in connection with the Merger (the “Charter Amendment Proposal”), and (iii) a proposal to adjourn the Special Meeting to solicit additional proxies in favor of the Merger Proposal and/or the Charter Amendment Proposal if there are not sufficient votes to approve the Merger Proposal and/or the Charter Amendment Proposal, if necessary and as determined by the chair of the Special Meeting (the “Adjournment Proposal”).
The Company previously filed with the SEC a definitive proxy statement/prospectus and related materials pertaining to the Special Meeting, which describe in detail each of the proposals submitted to the Company’s stockholders to be voted on at the Special Meeting.
At the Special Meeting, there were present, in person or by proxy, stockholders holding an aggregate of approximately 17,198,259 shares of the Company’s common stock, representing approximately 57.2% of the total number of 30,063,749 shares of the Company’s common stock issued and outstanding as of July 14, 2020, the record date for the Special Meeting, and entitled to vote at the Special Meeting.
The final results of the following matters voted on at the Special Meeting are set forth below.

	For	Against	Abstain
Merger Proposal (1)	15,386,782	708,578	792,369
Charter Amendment Proposal	15,527,995	768,271	901,993
Adjournment Proposal	15,525,029	829,921	843,309

(1) 310,530 shares owned by Willowbrook Capital Group LLC, an entity owned and controlled by Keith D. Hall and Peter McMillan III, were counted as present at the meeting but did not vote on the Merger Proposal.
Accordingly, the Company’s stockholders approved the Merger Proposal, the Charter Amendment Proposal and the Adjournment Proposal.

ITEM 7.01 REGULATION FD DISCLOSURE
On October 5, 2020, POSOR I issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

2.1
Agreement and Plan of Merger, dated as of February 19, 2020, by and among Pacific Oak Strategic Opportunity REIT, Inc., Pacific Oak SOR II, LLC and Pacific Oak Strategic Opportunity REIT II, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed February 20, 2020)

3.1	Articles of Amendment*

10.1
Termination Agreement, dated as of February 19, 2020, by and among Pacific Oak Strategic Opportunity REIT II, Inc. and Pacific Oak Capital Advisors, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 20, 2020)

99.1	Press Release*
* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK SOR II, LLC (as successor by merger to Pacific Oak Strategic Opportunity REIT II, Inc.)

By: PACIFIC OAK SOR II HOLDINGS, LLC, a Maryland limited liability company, its sole member

By: PACIFIC OAK SOR PROPERTIES LLC, a Delaware limited liability company, its sole member

By: PACIFIC OAK SOR (BVI) HOLDINGS, LTD., a British Virgin Islands company limited by shares, its sole member

By: PACIFIC OAK STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

By: PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

Dated: October 5, 2020	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary